UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2023 (May 15, 2023)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Division Street, Suite 400, San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Form 12b-25 Filing

On May 16, 2023, Shift Technologies, Inc. (the “Company”) filed a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission stating that the Company is unable to file its Quarterly Report on Form 10-Q for the three months ended March 31, 2023 (the “Quarterly Report”) by the prescribed filing deadline without unreasonable effort and expense, because it requires additional time to complete the preparation of its financial statements and other disclosures related to the presentation of amounts related to discontinued operations in its Quarterly Report. The Company currently expects to file the Quarterly Report within the five calendar day extension period provided under Rule 12b-25 promulgated under the Securities Exchange Act of 1934, as amended.

4.75% Convertible Senior Notes Due 2026 Interest Payment Election

On May 15, 2023, the Company elected not to make the interest payment on its 4.75% Convertible Senior Notes due 2026 (the “Notes”) in the amount of $3,562,500 (the “Interest Payment”) and to utilize the contractual 30-day grace period with respect to the Interest Payment under the indenture governing the Notes, dated May 27, 2021 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee. The Company and its advisors plan to communicate with debt holders to explore restructuring options, but at this time no agreement has been reached regarding such restructuring.

The foregoing summary of terms and provisions of the Indenture is qualified in its entirety by reference to the full text of the Indenture.

This Item 7.01 is being furnished and shall not be deemed “filed” for any purpose. This Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this Item 7.01 in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words contained in this Current Report on Form 8-K such as “expect,” “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to the filing of the Quarterly Report and the results of the ongoing preparation of the financial statements included therein, and the ability to negotiate suitable debt restructuring options. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important assumptions and other important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting, including the possibility that the Company will not be able to file the Quarterly Report within the five-day extension permitted by Rule 12b-25, the possibility that the Company will be unable to negotiate suitable debt restructuring options, and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this Item 7.01 except as required by applicable law or regulation. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: May 15, 2023	/s/ Oded Shein
	Name:	Oded Shein
	Title:	Chief Financial Officer

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